Exhibit 4.1

ENBRIDGE INC.

OFFICERS’ CERTIFICATE

PURSUANT TO SECTIONS 102, 201, AND 301 OF THE INDENTURE

We, Maximilian G. Chan, Vice President, Treasury & Enterprise Risk, and Karen K.L. Uehara, Vice President & Corporate Secretary, of Enbridge Inc., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (the “Company”), in connection with the issuance by the Company on the date hereof of (i) US$400,000,000 aggregate principal amount of the Company’s 2.150% Senior Notes due 2024 (the “2024 Notes”), (ii) US$500,000,000 aggregate principal amount of the Company’s 2.500% Senior Notes due 2025 (the “2025 Notes”) and (iii) US$600,000,000 aggregate principal amount of the Company’s Floating Rate Senior Notes due 2024 (the “Floating Rate Notes” and, collectively with the 2024 Notes and the 2025 Notes, the “Notes”), each hereby certify pursuant to Sections 102, 201 and 301 of the Indenture, dated as of February 25, 2005 (the “Base Indenture”), between the Company and Deutsche Bank Trust Company Americas, as Trustee (the “Trustee”), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Trustee, the Company, Spectra Energy Partners, LP, a Delaware limited partnership (“SEP”), and Enbridge Energy Partners, L.P., a Delaware limited partnership (together with SEP, the “Guarantors”) and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (the Base Indenture as amended and supplemented, the “Indenture”), that:

(1)	The undersigned have read all of the conditions (including all definitions relating thereto) set forth in the Indenture for the authorization, issuance, authentication and delivery of the Notes.

(2)	The undersigned have examined the documents submitted by the Company to the Trustee relating to the Notes and certain other Company documents and records, including the resolutions of the Board of Directors of the Company (the “Board”) referred to below and the actions of the Vice President, Treasury & Enterprise Risk and the Vice President & Corporate Secretary of the Company referred to below.

(3)	The undersigned have made such examination or investigation as is necessary to enable him or her, as the case may be, to express the informed opinion set forth in Paragraph 4 of this Certificate.

(4)	In the opinion of the undersigned, the conditions of the applicable provisions of the Indenture have been complied with in connection with the issuance of the Notes.

(5)	On February 15, 2022, in accordance with the resolutions approved by the Board at meetings of the Board held on February 12 and 13, 2019 and November 30, 2021 (the “Resolutions”), certain of the Authorized Officers (as defined in the Resolutions), following discussions by telephone among the officers of the Company and representatives of the Underwriters named below with respect to the terms to be established in respect of the issue and sale of the Notes to the several underwriters named in Schedule II (the “Underwriters”) to the Underwriting Agreement, dated as of February 15, 2022, among the Company and each of the Guarantors and BofA Securities Inc., Mizuho Securities USA LLC, SMBC Nikko Securities America, Inc. and Truist Securities, Inc., as representatives of the Underwriters, and the resale by the Underwriters of the Notes to the public, agreed upon and set the terms concerning the issue of the Notes, in accordance with Section 301 of the Indenture. The terms of the Notes, form of the 2024 Notes, form of the 2025 Notes and form of the Floating Rate Notes are attached hereto as Exhibits A, B, C and D, respectively.

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IN WITNESS WHEREOF, each of the undersigned has executed this Certificate on behalf of the Company as of this      17th       day of February, 2022.

Enbridge Inc.

By:	/s/ Karen K.L. Uehara
Name: Karen K.L. Uehara
Title: Vice President & Corporate Secretary

By:	/s/ Maximilian G. Chan
Name: Maximilian G. Chan
Title: Vice President, Treasury & Enterprise Risk

[Signature Page to Officer’s Certificate Pursuant to Indenture]

Exhibit A

Terms of Notes

Terms of US$400,000,000 2.150% Senior Notes due 2024

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

(1)	Title of Securities: “2.150% Senior Notes due 2024” (the “2024 Notes”).

(2)	Total Aggregate Principal Amount of 2024 Notes to be initially issued and sold to the Underwriters for Resale to the Public: US$400,000,000. The Company may, at any time, and from time to time, issue additional 2024 Notes under the Indenture in unlimited amounts having the same terms as the 2024 Notes, and such additional 2024 Notes will, together with the then existing 2024 Notes and any notes which may be issued in exchange or substitution therefor, constitute a single series of notes under the Indenture.

(3)	Guarantees: In accordance with Section 1401 of the Indenture, the 2024 Notes are guaranteed by both Guarantors.

(4)	Maturity Date: February 16, 2024 (the “2024 Notes Maturity Date”).

(5)	Interest: The 2024 Notes will bear interest at the rate of 2.150% per annum, accruing from February 17, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

(6)	Interest Payment Dates: February 16 and August 16 of each year, beginning August 16, 2022, subject to adjustment if any such day is not a Business Day.

(7)	Regular Record Dates for Interest Payable on any Interest Payment Date: The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2024 Notes (or one or more Predecessor Securities) is registered on the close of business of (i) if the 2024 Notes are issued as Global Securities, the day immediately preceding the Interest Payment Date or (ii) if the Notes are issued in definitive form, the 15th calendar day preceding each Interest Payment Date, in each case whether or not a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the 2024 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the 2024 Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2024 Notes may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in the Indenture.

(8)	Place of Payment for the 2024 Notes: The place of payment of the principal of (and premium, if any) and any such interest on the 2024 Notes will be the office or agency of the Company maintained for that purpose, which initially shall be the Trustee’s corporate trust office in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

(9)	Optional Redemption: Prior to the 2024 Notes Maturity Date, the Company may redeem the 2024 Notes, at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ten (10) basis points less (ii) interest accrued to the Redemption Date

(b)	100% of the principal amount of the 2024 Notes to be redeemed,

plus, in either case, accrued interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on 2024 Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant 2024 Redemption Date will be payable to the Holders of 2024 Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

In connection with the above optional redemption provisions, the following defined terms apply:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the U.S. Treasury security maturing on, or with a maturity that is closest to, the applicable maturity date, as applicable. If there is no U.S. Treasury security maturing on the applicable maturity date but there are two or more U.S. Treasury securities with a maturity date equally distant from the applicable maturity date, one with a maturity date preceding the applicable maturity date and one with a maturity date following the applicable maturity date, the Company shall select the U.S. Treasury security with a maturity date preceding the applicable maturity date. If there are two or more U.S. Treasury securities maturing on the applicable maturity date or two or more U.S. Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more U.S. Treasury securities the U.S. Treasury security that is trading closest to par based upon the average of the bid and asked prices for such U.S. Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable U.S. Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such U.S. Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of the 2024 Notes to be redeemed.

In the case of a partial redemption, selection of the 2024 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2024 Notes of a principal amount of $1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the 2024 Notes are held by the Depositary, the redemption of the 2024 Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the 2024 Notes or portions thereof called for redemption.

(10)	Additional Amounts: The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a 2024 Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such 2024 Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the 2024 Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the 2024 Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a 2024 Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a 2024 Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a 2024 Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a 2024 Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g).

nor will additional amounts be paid with respect to any payment on a 2024 Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such 2024 Note.

The Company will furnish to the Holders of the 2024 Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in the 2024 Notes or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2024 Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

(11)	Tax Redemption: The 2024 Notes will be subject to redemption at any time at a Redemption Price equal to the principal amount of the 2024 Notes, together with accrued and unpaid interest to the 2024 Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the 2024 Redemption Date to each Holder of the 2024 Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after February 15, 2022, the Company has or will become obligated to pay, on the next Interest Payment Date for the 2024 Notes, additional amounts with respect to any notes of the series as described above, or (2) on or after February 15, 2022, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

(12)	Denominations: The 2024 Notes are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof.

(13)	Sinking Fund: The 2024 Notes will not be subject to any sinking fund.

(14)	Defeasance and Covenant Defeasance: The 2024 Notes will be subject to defeasance and discharge as provided in Sections 1302 and 1303 of the Indenture.

(15)	Form of Securities: The 2024 Notes will be initially represented by fully registered global notes deposited in book-entry form with, or on behalf of, The Depository Trust Company (the “Depositary”), and registered in the name of Cede & Co., as nominee of the Depositary, or such other name as may be requested by an authorized representative of the Depositary. The 2024 Notes may be transferred or exchanged only through the Depositary and its participants, except under the circumstances specified in the Indenture.

Terms of US$500,000,000 2.500% Senior Notes due 2025

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

(1)	Title of Securities: “2.500% Senior Notes due 2025” (the “2025 Notes”).

(2)	Total Aggregate Principal Amount of 2025 Notes to be initially issued and sold to the Underwriters for Resale to the Public: US$500,000,000. The Company may, at any time, and from time to time, issue additional 2025 Notes under the Indenture in unlimited amounts having the same terms as the 2025 Notes, and such additional 2025 Notes will, together with the then existing 2025 Notes and any notes which may be issued in exchange or substitution therefor, constitute a single series of notes under the Indenture.

(3)	Guarantees: In accordance with Section 1401 of the Indenture, the 2025 Notes are guaranteed by both Guarantors.

(4)	Maturity Date: February 14, 2025 (the “2025 Notes Maturity Date”).

(5)	Interest: The 2025 Notes will bear interest at the rate of 2.500% per annum, accruing from February 15, 2022, or from the most recent Interest Payment Date to which interest has been paid or duly provided for.

(6)	Interest Payment Dates: February 14 and August 14 of each year, beginning August 14, 2022, subject to adjustment if any such day is not a Business Day.

(7)	Regular Record Dates for Interest Payable on any Interest Payment Date: The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the 2025 Notes (or one or more Predecessor Securities) is is registered on the close of business of (i) if the 2025 Notes are issued as Global Securities, the day immediately preceding the Interest Payment Date or (ii) if the Notes are issued in definitive form, the 15th calendar day preceding each Interest Payment Date, in each case whether or not a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the 2025 Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the 2025 Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2025 Notes may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in the Indenture.

(8)	Place of Payment for the 2025 Notes: The place of payment of the principal of (and premium, if any) and any such interest on the 2025 Notes will be the office or agency of the Company maintained for that purpose, which initially shall be the Trustee’s corporate trust office in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

(9)	Optional Redemption: Prior to the 2025 Notes Maturity Date, the Company may redeem the 2025 Notes, at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 12.5 basis points less (ii) interest accrued to the Redemption Date

(b)	100% of the principal amount of the 2025 Notes to be redeemed,

plus, in either case, accrued interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on 2025 Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of 2025 Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

In connection with the above optional redemption provisions, the following defined terms apply:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third Business Day preceding the redemption date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the U.S. Treasury security maturing on, or with a maturity that is closest to, the applicable maturity date, as applicable. If there is no U.S. Treasury security maturing on the applicable maturity date but there are two or more U.S. Treasury securities with a maturity date equally distant from the applicable maturity date, one with a maturity date preceding the applicable maturity date and one with a maturity date following the applicable maturity date, the Company shall select the U.S. Treasury security with a maturity date preceding the applicable maturity date. If there are two or more U.S. Treasury securities maturing on the applicable maturity date or two or more U.S. Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more U.S. Treasury securities the U.S. Treasury security that is trading closest to par based upon the average of the bid and asked prices for such U.S. Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable U.S. Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such U.S. Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of the 2025 Notes to be redeemed.

In the case of a partial redemption, selection of the 2025 Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No 2025 Notes of a principal amount of $1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the 2025 Notes are held by the Depositary, the redemption of the 2025 Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the 2025 Notes or portions thereof called for redemption.

(10)	Additional Amounts: The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a 2025 Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such 2025 Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the 2025 Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the 2025 Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a 2025 Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a 2025 Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a 2025 Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a 2025 Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g).

nor will additional amounts be paid with respect to any payment on a 2025 Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such 2025 Note.

The Company will furnish to the Holders of the 2025 Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in the 2025 Notes or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the 2025 Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

(11)	Tax Redemption: The 2025 Notes will be subject to redemption at any time at a Redemption Price equal to the principal amount of the 2025 Notes, together with accrued and unpaid interest to the 2025 Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the 2025 Redemption Date to each Holder of the 2025 Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after February 15, 2022, the Company has or will become obligated to pay, on the next Interest Payment Date for the 2025 Notes, additional amounts with respect to any notes of the series as described above, or (2) on or after February 15, 2022, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

(12)	Denominations: The 2025 Notes are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof.

(13)	Sinking Fund: The 2025 Notes will not be subject to any sinking fund.

(14)	Defeasance and Covenant Defeasance: The 2025 Notes will be subject to defeasance and discharge as provided in Sections 1302 and 1303 of the Indenture.

(15)	Form of Securities: The 2025 Notes will be initially represented by fully registered global notes deposited in book-entry form with, or on behalf of, The Depository Trust Company (the “Depositary”), and registered in the name of Cede & Co., as nominee of the Depositary, or such other name as may be requested by an authorized representative of the Depositary. The 2025 Notes may be transferred or exchanged only through the Depositary and its participants, except under the circumstances specified in the Indenture.

Terms of US$600,000,000 Floating Rate Senior Notes due 2024

Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

(1)	Title of Securities: “Floating Rate Senior Notes due 2024” (the “Floating Rate Notes”).

(2)	Total Aggregate Principal Amount of Floating Rate Notes to be initially issued and sold to the Underwriters for Resale to the Public: US$600,000,000. The Company may, at any time, and from time to time, issue additional Floating Rate Notes under the Indenture in unlimited amounts having the same terms as the Floating Rate Notes, and such additional Floating Rate Notes will, together with the then existing Floating Rate Notes and any notes which may be issued in exchange or substitution therefor, constitute a single series of notes under the Indenture.

(3)	Guarantees: In accordance with Section 1401 of the Indenture, the Floating Rate Notes are guaranteed by both Guarantors.

(4)	Maturity Date: February 16, 2024 (the “Floating Rate Notes Maturity Date”).

(5)	Interest: The Floating Rate Notes will bear interest at a rate equal to Compounded SOFR (as defined below) plus 0.630% per annum (63 basis points) (the “Margin”); provided, that the rate shall not be less than 0.00%.

(a)	If any Interest Payment Date would otherwise be a day that is not a Business Day (as defined below) (other than the Interest Payment Date that is also the Maturity Date), the Interest Payment Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date or a Redemption Date is not a Business Day, payment of principal and interest will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the Maturity Date or such Redemption Date. If the Floating Rate Notes are redeemed, unless the Company defaults on payment of the Redemption Price, interest will cease to accrue on the Redemption Date on the Floating Rate Notes called for redemption.

(b)	Interest on the Floating Rate Notes will accrue from February 15, 2022.

(c)	The Floating Rate Notes will bear interest at a rate of Compounded SOFR for the applicable Interest Period or Initial Interest Period (each as defined below) plus the Margin; The “Initial Interest Period” will be the period from and including the original issue date to but excluding the initial Interest Payment Date. Thereafter, each “Interest Period” will be the period from and including an Interest Payment Date to but excluding the immediately succeeding Interest Payment Date; provided, that the final Interest Period for the Floating Rate Notes will be the period from and including the Interest Payment Date immediately preceding the Maturity Date of such Floating Rate Notes to but excluding the Maturity Date.

(d)	The amount of interest accrued and payable on the Floating Rate Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Floating Rate Notes multiplied by (ii) the product of (1) the Interest Rate for the relevant Interest Period multiplied by (2) the quotient of the actual number of days in such Interest Period divided by 360.

(e)	Compounded SOFR

(i)	The Trustee or its successor appointed by the Company, will act as calculation agent (the “Calculation Agent”). “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, e.g., 9.753973% (or .09753973) being rounded down to 9.75397% (or .0975397) and 9.753978% (or .09753978) being rounded up to 9.75398% (or .0975398)):

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Interest Payment Date relating to such Interest Period (or in the final Interest Period, preceding the Maturity Date, or in the case of the redemption of any Floating Rate Notes, preceding the applicable Redemption Date); and

“dc” is the number of calendar days in the applicable Observation Period.

For purposes of determining Compounded SOFR, “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)	the SOFR Index published for such U.S. Government Securities Business Day as such value appears on the Federal Reserve Bank of New York’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or

(2)	if the SOFR Index specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below.

“Interest Payment Determination Date” is the date that is two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, preceding the Maturity Date, or in the case of the redemption of any Floating Rate Notes, preceding the applicable Redemption Date).

“Observation Period” is (1) in respect of each Interest Period, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the Interest Payment Determination Date for such Interest Period and (2) in respect of the payment of any interest in connection with any redemption of the Floating Rate Notes, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in the Interest Period in which such redemption occurs to, but excluding, the date that is two U.S. Government Securities Business Days before such redemption;

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.

“U.S. Government Securities Business Day” is any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities; and

(ii)	Notwithstanding anything to the contrary herein or in the Floating Rate Notes, if the Company or its designee (which may be the Calculation Agent only if the Calculation Agent consents to such appointment in its sole discretion with no liability therefor, a successor calculation agent, or such other designee of the Company acting as its agent as described in these benchmark transition provisions (any of such entities, a “Designee”)) determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below) have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth in Section 5(f), below, will thereafter apply to all determinations of the rate of interest payable on the Floating Rate Notes.

(iii)	For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest payable for each Interest Period on the Floating Rate Notes will be an annual rate equal to the sum of the Benchmark Replacement (as defined below) and the applicable margin.

(f)	SOFR Index Unavailability.

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the website of the Federal Reserve Bank of New York, at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information, or any successor source. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (“SOFRi”) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the Federal Reserve Bank of New York’s website.

(g)	Effect of Benchmark Transition Event.

(i)	Benchmark Replacement. If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Floating Rate Notes in respect of such determination on such date and all determinations on all subsequent dates.

(ii)	Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, the Company or its Designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(iii)	Decisions and Determinations. Any determination, decision or election that may be made by the Company or its Designee pursuant to the benchmark replacement provisions described in this Section 5(f), including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(1)	will be conclusive and binding absent manifest error;

(2)	if made by the Company, will be made in its sole discretion;

(3)	if made by the Company’s Designee, will be made after consultation with the Company, and the Designee will not make any such determination, decision or election to which the Company objects; and

(4)	shall become effective without consent from any other party.

(h)	For purposes of this Section 5, the following defined terms apply:

“Benchmark” means, initially, Compounded SOFR, as defined above; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR or the SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(i)	the sum of: (1) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (2) the Benchmark Replacement Adjustment;

(ii)	the sum of: (1) the ISDA Fallback Rate and (2) the Benchmark Replacement Adjustment; and

(iii)	the sum of: (1) the alternate rate of interest that has been selected by the Company or its Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (2) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(i)	the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(ii)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(iii)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its Designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of Interest Period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its Designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its Designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its Designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its Designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(i)	in the case of clause (i) or (ii) of the definition of “Benchmark Transition Event,” the later of (x) the date of the public statement or publication of information referenced therein and (y) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(ii)	in the case of clause (iii) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(i)	a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(ii)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(iii)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding business day adjustment) as the applicable tenor for the then-current Benchmark.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

(6)	Interest Payment Dates: February 16, May 16, August 16 and November 16 of each year, beginning May 16, 2022, subject to adjustment if any such day is not a Business Day. For purposes of the Floating Rate Notes, “Business Day” means each day this both (i) a Business Day (as defined in the Indenture) and (ii) a U.S. Government Securities Business Day.

(7)	Regular Record Dates for Interest Payable on any Interest Payment Date: The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name the Floating Rate Notes (or one or more Predecessor Securities) is registered on the close of business of (i) if the Floating Rate Notes are issued as Global Securities, the day immediately preceding the Interest Payment Date or (ii) if the Floating Rate Notes are issued in in definitive form, the 15th calendar day preceding each Interest Payment Date, in each case, whether or not a Business Day. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Floating Rate Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Floating Rate Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Floating Rate Notes may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in the Indenture.

(8)	Place of Payment for the Floating Rate Notes: The place of payment of the principal of (and premium, if any) and any such interest on the Floating Rate Notes will be the office or agency of the Company maintained for that purpose, which initially shall be the Trustee’s corporate trust office in the City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

(9)	Optional Redemption: Other than as described in Paragraph (11) below, the Floating Rate Notes are not redeemable prior to their maturity.

(10)	Additional Amounts: The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Floating Rate Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such Floating Rate Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the Floating Rate Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the Floating Rate Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(5) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a Floating Rate Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a Floating Rate Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a Floating Rate Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a Floating Rate Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Corporation or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor will additional amounts be paid with respect to any payment on a Floating Rate Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Floating Rate Note.

The Company will furnish to the Holders of the Floating Rate Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in the Floating Rate Notes or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the Floating Rate Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

(11)	Tax Redemption: The Floating Rate Notes will be subject to redemption at any time at a Redemption Price equal to the principal amount of the Floating Rate Notes, together with accrued and unpaid interest to the Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Floating Rate Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after February 15, 2022, the Company has or will become obligated to pay, on the next Interest Payment Date for the Floating Rate Notes, additional amounts with respect to any notes of the series as described above, or (2) on or after February 15, 2022, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

(12)	Denominations: The Floating Rate Notes are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof.

(13)	Sinking Fund: The Floating Rate Notes will not be subject to any sinking fund.

(14)	Defeasance and Covenant Defeasance: The Floating Rate Notes will be subject to defeasance and discharge as provided in Sections 1302 and 1303 of the Indenture.

(15)	Form of Securities: The Floating Rate Notes will be initially represented by fully registered global notes deposited in book-entry form with, or on behalf of, The Depository Trust Company (the “Depositary”), and registered in the name of Cede & Co., as nominee of the Depositary, or such other name as may be requested by an authorized representative of the Depositary. The Floating Rate Notes may be transferred or exchanged only through the Depositary and its participants, except under the circumstances specified in the Indenture.

Exhibit B

Form of the 2024 Notes

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ENBRIDGE INC.

2.150% Senior Notes due

2024

CUSIP No.: 29250N BK0

ISIN No.: US29250NBK00

No.R-1	US$400,000,000

ENBRIDGE INC., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $400,000,000 Dollars on February 16, 2024, and to pay interest thereon from February 17, 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 16 and August 16 in each year, commencing August 16, 2022 at the rate of 2.150% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the day immediately preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York or Calgary, Alberta, Canada, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ENBRIDGE INC.

By:
	Name:	Maximilian G. Chan
	Title:	Vice President, Treasury & Enterprise Risk

By:
	Name:	Karen K.L. Uehara
	Title:	Vice President & Corporate Secretary

[Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: February ___, 2022

Deutsche Bank Trust Company Americas, As Trustee

By:
Name:
Title:

[Certificate of Authentication]

(REVERSE OF NOTE)

Enbridge Inc.

2.150% Senior Notes due

2024

This Security is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of February 25, 2005, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Company, Spectra Energy Partners, LP (“SEP”), Enbridge Energy Partners, L.P. (“EEP” and, together with SEP, the “Guarantors”) and the Trustee and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the 2.150% Senior Notes due 2024 of the Company, issued in initial aggregate principal amount of $400,000,000.

The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(15) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor will additional amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Note.

The Company will furnish to the Holders of the Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in this Note or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

The Company may, at any time, and from time to time, issue additional Notes under the Indenture in unlimited amounts having the same terms as this Note, and such additional Notes will, together with this Note and any Notes which may be issued in exchange or substitution herefor, constitute a single series of Notes under the Indenture.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(a)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus ten (10) basis points less (ii) interest accrued to the Redemption Date

(b)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

In connection with the above optional redemption provisions, the following defined terms apply:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the U.S. Treasury security maturing on, or with a maturity that is closest to, the applicable maturity date, as applicable. If there is no U.S. Treasury security maturing on the applicable maturity date but there are two or more U.S. Treasury securities with a maturity date equally distant from the applicable maturity date, one with a maturity date preceding the applicable maturity date and one with a maturity date following the applicable maturity date, the Company shall select the U.S. Treasury security with a maturity date preceding the applicable maturity date. If there are two or more U.S. Treasury securities maturing on the applicable maturity date or two or more U.S. Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more U.S. Treasury securities the U.S. Treasury security that is trading closest to par based upon the average of the bid and asked prices for such U.S. Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable U.S. Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such U.S. Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of the Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

The Notes of this series will be subject to redemption at any time at a Redemption Price equal to the principal amount of the Notes, together with accrued and unpaid interest to the Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after February 15, 2022, the Company has or will become obligated to pay, on the next Interest Payment Date for the Notes, additional amounts with respect to any Notes of the series as described above, or (2) on or after February 15, 2022, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any Note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, certain obligations of the Company under the Indenture and this Note are guaranteed pursuant to guarantees endorsed hereon as provided in the Indenture.  Each Holder, by holding this Note, agrees to all of the terms and provisions of said guarantees.  The Indenture provides that either guarantor shall be released from its guarantee upon the occurrence of certain events.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are not defined in this Note and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit C

Form of the 2025 Notes

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ENBRIDGE INC.

2.500% Senior Notes due

2025

CUSIP No.: 29250N BL8

ISIN No.: US29250NBL82

No.R-1	US$500,000,000

ENBRIDGE INC., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 Dollars on February 14, 2025, and to pay interest thereon from February 17, 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on February 14 and August 14 in each year, commencing August 14, 2022 at the rate of 2.500% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the day immediately preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York or Calgary, Alberta, Canada, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ENBRIDGE INC.

By:
	Name:	Maximilian G. Chan
	Title:	Vice President, Treasury & Enterprise Risk

By:
	Name:	Karen K.L. Uehara
	Title:	Vice President & Corporate Secretary

[Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: February ___, 2022

Deutsche Bank Trust Company Americas, As Trustee

By:
Name:
Title:

[Certificate of Authentication]

(REVERSE OF NOTE)

Enbridge Inc.

2.500% Senior Notes due

2025

This Security is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of February 25, 2005, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Company, Spectra Energy Partners, LP (“SEP”), Enbridge Energy Partners, L.P. (“EEP” and, together with SEP, the “Guarantors”) and the Trustee and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the 2.500% Senior Notes due 2025 of the Company, issued in initial aggregate principal amount of $500,000,000.

The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(i)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(15) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(j)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(k)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(l)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(m)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(n)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a Note;

(o)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(p)	for any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor will additional amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Note.

The Company will furnish to the Holders of the Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in this Note or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

The Company may, at any time, and from time to time, issue additional Notes under the Indenture in unlimited amounts having the same terms as this Note, and such additional Notes will, together with this Note and any Notes which may be issued in exchange or substitution herefor, constitute a single series of Notes under the Indenture.

The Company may redeem the Notes, at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(c)	(i) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus twelve and one-half (12.5) basis points less (ii) interest accrued to the Redemption Date

(d)	100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to, but not including, the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes being redeemed that are due and payable on Interest Payment Dates falling on or prior to the relevant Redemption Date will be payable to the Holders of Notes registered at the close of business on the relevant record dates according to the terms and provisions of the Indenture.

In connection with the above optional redemption provisions, the following defined terms apply:

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by us in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) - H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable maturity date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable maturity date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the U.S. Treasury security maturing on, or with a maturity that is closest to, the applicable maturity date, as applicable. If there is no U.S. Treasury security maturing on the applicable maturity date but there are two or more U.S. Treasury securities with a maturity date equally distant from the applicable maturity date, one with a maturity date preceding the applicable maturity date and one with a maturity date following the applicable maturity date, the Company shall select the U.S. Treasury security with a maturity date preceding the applicable maturity date. If there are two or more U.S. Treasury securities maturing on the applicable maturity date or two or more U.S. Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more U.S. Treasury securities the U.S. Treasury security that is trading closest to par based upon the average of the bid and asked prices for such U.S. Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable U.S. Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such U.S. Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the Depositary’s procedures) at least 10 days but not more than 60 days before the Redemption Date to each holder of the Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a principal amount of $1,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the principal amount of the Note to be redeemed. A new Note in a principal amount equal to the unredeemed portion of the Note will be issued in the name of the holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by the Depositary, the redemption of the Notes shall be done in accordance with the policies and procedures of the Depositary.

Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

The Notes of this series will be subject to redemption at any time at a Redemption Price equal to the principal amount of the Notes, together with accrued and unpaid interest to the Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after February 15, 2022, the Company has or will become obligated to pay, on the next Interest Payment Date for the Notes, additional amounts with respect to any Notes of the series as described above, or (2) on or after February 15, 2022, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any Note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, certain obligations of the Company under the Indenture and this Note are guaranteed pursuant to guarantees endorsed hereon as provided in the Indenture.  Each Holder, by holding this Note, agrees to all of the terms and provisions of said guarantees.  The Indenture provides that either guarantor shall be released from its guarantee upon the occurrence of certain events.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are not defined in this Note and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

Exhibit D

Form of Floating Rate Notes

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A NOTE REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

ENBRIDGE INC.

Floating Rate Senior Notes due 2024

CUSIP No.: 29250NBM6

ISIN No.: US29250NBM65

No. R-1	US$500,000,000

ENBRIDGE INC., a corporation duly incorporated under the Companies Act of the Northwest Territories and continued and existing under the Canada Business Corporations Act (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of $500,000,000 on February 16, 2024, and to pay interest thereon from February 17, 2022 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on February 16, May 16, August 16 and November 16 in each year, commencing May 16, 2022 at the rate equal to Compounded SOFR (calculated pursuant to the provisions set forth on the reverse of this Note) plus 0.630% per annum (63 basis points), until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered on the close of business on the Regular Record Date for such interest, which shall be the day immediately preceding the Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of the Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes of this series may be listed, and upon such notice as may be required by such exchange, in each case, all as more fully provided in said Indenture.

The amount of interest accrued and payable on this Note for each Interest Period will be equal to the product of (i) the outstanding principal amount of this Note multiplied by (ii) the product of (a) the Interest Rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of calendar days in such Interest Period divided by 360.

Payment of the principal of (and premium, if any) and any such interest on this Note will be made at the office or agency of the Company maintained for that purpose in the City of New York or Calgary, Alberta, Canada, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, including by wire transfer of such payment to the person entitled to receive such payments as specified in the Security Register; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, payment of any amount payable in respect of a Global Security will be made in accordance with the applicable procedures of the Depositary.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual or electronic signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

ENBRIDGE INC.

By:
	Name:	Maximilian G. Chan
	Title:	Vice President, Treasury & Enterprise Risk

By:
	Name:	Karen K.L. Uehara
	Title:	Vice President & Corporate Secretary

[Signature Page to Note]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: February 17, 2022

Deutsche Bank Trust Company Americas, As Trustee

By:
Name:
Title:

[Certificate of Authentication to Note]

(REVERSE OF NOTE)

Enbridge Inc.

Floating Rate Senior Notes due 2024

This Security is one of a duly authorized issue of securities of the Company (herein called the “Notes”), issued and to be issued in one or more series under an Indenture, dated as of February 25, 2005, between the Company and Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), as amended and supplemented by the First Supplemental Indenture, dated as of March 1, 2012, between the Company and the Trustee, the Sixth Supplemental Indenture, dated as of May 13, 2019, among the Company, Spectra Energy Partners, LP (“SEP”), Enbridge Energy Partners, L.P. (“EEP” and, together with SEP, the “Guarantors”) and the Trustee and the Eighth Supplemental Indenture, dated as of June 28, 2021, among the Company, the Guarantors and the Trustee (herein called the “Indenture,” which term shall have the meaning assigned to it in such instrument), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated as the Floating Rate Senior Notes due 2024 of the Company, issued in initial aggregate principal amount of $600,000,000, and maturing on February 16, 2024 (the “Maturity Date”).

If any Interest Payment Date would otherwise be a day that is not a Business Day (as defined below) (other than the Interest Payment Date that is also the Maturity Date), the Interest Payment Date will be postponed to the immediately succeeding day that is a Business Day, except that if that Business Day is in the immediately succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date or a Redemption Date (as defined below) is not a Business Day, payment of principal and interest will be made on the next succeeding Business Day, and no interest will accrue for the period from and after the Maturity Date or such Redemption Date. For purposes of the Notes, a “Business Day” means a day that is both (i) a Business Day as defined in the Indenture and (ii) a U.S. Government Securities Business Day.

Interest on the Notes will accrue from February 17, 2022.

The Notes will bear interest at a rate of Compounded SOFR for the applicable Interest Period or Initial Interest Period (each as defined below) plus 0.630% per annum (63 basis points) (the “Margin”); provided that the rate shall not be less than 0.00%. The “Initial Interest Period” will be the period from and including the original issue date to but excluding the initial Interest Payment Date. Thereafter, each “Interest Period” will be the period from and including an Interest Payment Date to but excluding the immediately succeeding Interest Payment Date; provided, that the final Interest Period for the Notes will be the period from and including the Interest Payment Date immediately preceding the Maturity Date of such Notes to but excluding the Maturity Date.

The amount of interest accrued and payable on the Notes for each Interest Period will be equal to the product of (i) the outstanding principal amount of the Notes multiplied by (ii) the product of (a) the Interest Rate for the relevant Interest Period multiplied by (b) the quotient of the actual number of days in such Interest Period divided by 360.

The Trustee or its successor appointed by the Company, will act as calculation agent (the “Calculation Agent”). “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, e.g., 9.753973% (or .09753973) being rounded down to 9.75397% (or .0975397) and 9.753978% (or .09753978) being rounded up to 9.75398% (or .0975398)):

where:

“SOFR IndexStart” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the first date of the relevant Interest Period;

“SOFR IndexEnd” is the SOFR Index value for the day which is two U.S. Government Securities Business Days preceding the Interest Payment Date relating to such Interest Period (or in the final Interest Period, preceding the applicable maturity date, or in the case of the redemption of any Notes, preceding the applicable Redemption Date); and

“dc” is the number of calendar days in the applicable Observation Period.

For purposes of determining Compounded SOFR, “SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)	the SOFR Index published for such U.S. Government Securities Business Day as such value appears on the Federal Reserve Bank of New York’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or

(2)	if the SOFR Index specified in (1) above does not so appear, unless both a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, with respect to SOFR, then Compounded SOFR shall be the rate determined pursuant to the “SOFR Index Unavailability” provisions below.

“Interest Payment Determination Date” is the date that is two U.S. Government Securities Business Days before each Interest Payment Date (or in the final Interest Period, preceding the applicable maturity date, or in the case of the redemption of any Notes, preceding the applicable redemption rate).

“Observation Period” is (i) in respect of each Interest Period, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in such Interest Period to, but excluding, the Interest Payment Determination Date for such Interest Period and (ii) in respect of the payment of any interest in connection with any redemption of the Notes, the period from, and including, the date that is two U.S. Government Securities Business Days preceding the first date in the Interest Period in which such redemption occurs to, but excluding, the date that is two U.S. Government Securities Business Days before such redemption.

“SOFR” with respect to any day means the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator), on the Federal Reserve Bank of New York’s Website.

“U.S. Government Securities Business Day” is any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Notwithstanding anything to the contrary herein, if the Company or its designee (which may be the Calculation Agent only if the Calculation Agent consents to such appointment in its sole discretion with no liability therefor, a successor calculation agent, or such other designee of the Company acting as its agent as described in these benchmark transition provisions (any of such entities, a “Designee”)) determines on or prior to the relevant Reference Time that a Benchmark Transition Event and its related Benchmark Replacement Date (each as defined below) have occurred with respect to determining Compounded SOFR, then the benchmark replacement provisions set forth below, will thereafter apply to all determinations of the rate of interest payable on the Notes.

For the avoidance of doubt, in accordance with the benchmark replacement provisions, after a Benchmark Transition Event and its related Benchmark Replacement Date have occurred, the interest payable for each Interest Period on the Notes will be an annual rate equal to the sum of the Benchmark Replacement (as defined below) and the applicable margin.

SOFR Index Unavailability

If a SOFR IndexStart or SOFR IndexEnd is not published on the associated Interest Payment Determination Date and a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, “Compounded SOFR” means, for the applicable Interest Period for which such index is not available, the rate of return on a daily compounded interest investment calculated in accordance with the formula for SOFR Averages, and definitions required for such formula, published on the website of the Federal Reserve Bank of New York, at https://www.newyorkfed.org/markets/treasury-repo-reference-rates-information, or any successor source. For the purposes of this provision, references in the SOFR Averages compounding formula and related definitions to “calculation period” shall be replaced with “Observation Period” and the words “that is, 30-, 90-, or 180- calendar days” shall be removed. If the daily SOFR (SOFRi ) does not so appear for any day, “i” in the Observation Period, SOFRi for such day “i” shall be SOFR published in respect of the first preceding U.S. Government Securities Business Day for which SOFR was published on the Federal Reserve Bank of New York’s website.

Effect of Benchmark Transition Event

(a)	Benchmark Replacement. If the Company or its Designee determines that a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any determination of the Benchmark on any date, the Benchmark Replacement will replace the then-current Benchmark for all purposes relating to the Notes in respect of such determination on such date and all determinations on all subsequent dates.

(b)	Benchmark Replacement Conforming Changes. . In connection with the implementation of a Benchmark Replacement, the Company or its Designee will have the right to make Benchmark Replacement Conforming Changes from time to time.

(c)	Decisions and Determinations. Any determination, decision or election that may be made by the Company or its Designee pursuant to the benchmark replacement provisions described herein, including any determination with respect to tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection:

(1)	will be conclusive and binding absent manifest error;

(2)	if made by the Company, will be made in our its sole discretion;

(3)	if made by our the Company’s Designee, will be made after consultation with the Company, and the Designee will not make any such determination, decision or election to which we the Company objects; and

(4)	shall become effective without consent from any other party.

“Benchmark” means, initially, Compounded SOFR, as defined above; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published daily SOFR or the SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)	the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark for the applicable Corresponding Tenor and (b) the Benchmark Replacement Adjustment;

(2)	the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; and

(3)	the sum of: (a) the alternate rate of interest that has been selected by the Company or its Designee as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or its Designee as of the Benchmark Replacement Date:

(1)	the spread adjustment, or method for calculating or determining such spread adjustment (which may be a positive or negative value or zero) that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)	if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, then the ISDA Fallback Adjustment; and

(3)	the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or its Designee giving due consideration to any industry- accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of Interest Period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or its Designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or its Designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or its Designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or its Designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(1)	in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (x) the date of the public statement or publication of information referenced therein and (y) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark; or

(2)	in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(1)	a public statement or publication of information by or on behalf of the administrator of the Benchmark announcing that such administrator has ceased or will cease to provide the Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark;

(2)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark, the central bank for the currency of the Benchmark, an insolvency official with jurisdiction over the administrator for the Benchmark, a resolution authority with jurisdiction over the administrator for the Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark, which states that the administrator of the Benchmark has ceased or will cease to provide the Benchmark permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark; or

(3)	a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Corresponding Tenor” with respect to a Benchmark Replacement means a tenor (including overnight) having approximately the same length (disregarding Business Day adjustment) as the applicable tenor for the then-current Benchmark.

“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source.

“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment, (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or its Designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

The Company will, subject to the exceptions and limitations set forth below, pay to the Holder of a Note who is a non-resident of Canada under the Income Tax Act (Canada) such additional amounts as may be necessary so that every net payment on such Note, after deduction or withholding by the Company or of any Paying Agent for or on account of any present or future tax, assessment or other governmental charge (including penalties, interest and other liabilities related thereto) imposed by the government of Canada (or any political subdivision or taxing authority thereof or therein) (collectively, “Canadian Taxes”) upon or as a result of such payment, will not be less than the amount provided in the Notes to be then due and payable (and the Company shall remit the full amount withheld to the relevant authority in accordance with applicable law); provided, however, that the Company will not be required to make any payment of additional amounts:

(a)	to any person in respect of whom such taxes are required to be withheld or deducted as a result of such person or any other person that has a beneficial interest in respect of any payment under the Notes not dealing at arm’s length with the Company (within the meaning of the Income Tax Act (Canada)), (ii) being a “specified shareholder” (as defined in subsection 18(15) of the Income Tax Act (Canada)) of the Company, or (iii) not dealing at arm’s length (for the purposes of the Income Tax Act (Canada)) with such a “specified shareholder”;

(b)	to any person by reason of such person being connected with Canada (otherwise than merely by holding or ownership of a Note or receiving any payments or exercising any rights thereunder), including without limitation a non-resident insurer who carries on an insurance business in Canada and in a country other than Canada;

(c)	for or on account of any tax, assessment or other governmental charge which would not have been so imposed but for: (i) the presentation by the Holder of a Note for payment on a date more than 30 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; or (ii) the Holder’s failure to comply with any certification, identification, information, documentation or other reporting requirements if compliance is required by law, regulation, administrative practice or an applicable treaty as a precondition to exemption from or a reduction in the rate of deduction or withholding of, any such taxes, assessment or charge;

(d)	for or on account of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge;

(e)	for or on account of any tax, assessment or other governmental charge required to be withheld by any Paying Agent from any payment to a person on a Note if such payment can be made to such person without such withholding by at least one other Paying Agent the identity of which is provided to such person;

(f)	for or on account of any tax, assessment or other governmental charge which is payable otherwise than by withholding from a payment on a Note;

(g)	any withholding or deduction imposed pursuant to: (i) Sections 1471 to 1474 of the U.S. Internal Revenue Code of 1986, as amended (“FATCA”), or any successor version thereof, or any similar legislation imposed by any other governmental authority, (ii) any treaty, law, regulation or other official guidance enacted by Canada implementing FATCA or an intergovernmental agreement with respect to FATCA or any similar legislation imposed by any other governmental authority, or (iii) any agreement between the Company or the Guarantors and the United States or any authority thereof implementing FATCA; or

(h)	for any combination of items (a), (b), (c), (d), (e), (f) and (g);

nor will additional amounts be paid with respect to any payment on a Note to a Holder who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of Canada (or any political subdivision thereof) to be included in the income for Canadian federal income tax purposes of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the Holder of such Note.

The Company will furnish to the Holders of the Notes by mail, within 30 days after the date of the payment of any Canadian Taxes is due under applicable law, certified copies of tax receipts or other documents evidencing such payment.

Wherever in this Note or the Indenture there is mentioned, in any context, the payment of principal (and premium, if any), interest or any other amount payable under or with respect to the Notes, such mention shall be deemed to include mention of the payment of additional amounts to the extent that, in such context additional amounts are, were or would be payable in respect thereof.

The Company may, at any time, and from time to time, issue additional Notes under the Indenture in unlimited amounts having the same terms as this Note, and such additional Notes will, together with this Note and any Notes which may be issued in exchange or substitution herefor, constitute a single series of Notes under the Indenture.

The Notes of this series will be subject to redemption at any time at a Redemption Price equal to the principal amount of the Notes, together with accrued and unpaid interest to the Redemption Date, upon the giving of notice by first-class mail at least 10 days, but not more than 60 days, before the Redemption Date to each Holder of the Notes to be redeemed, if the Company (or its successor) determines that (1) as a result of (A) any amendment to or change (including any announced prospective change) in the laws or related regulations of Canada (or the Company’s successor’s jurisdiction of organization) or of any applicable political subdivision or taxing authority or (B) any amendment to or change in an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority announced or becoming effective on or after February 15, 2022, the Company has or will become obligated to pay, on the next Interest Payment Date for the Notes, additional amounts with respect to any Notes of the series as described above, or (2) on or after February 15, 2022, any action has been taken by any taxing authority of, or any decision has been rendered by a court in, Canada (or the Company’s successor’s jurisdiction of organization) or any applicable political subdivision or taxing authority, including any of those actions specified in (1) above, whether or not the action was taken or decision rendered with respect to the Company, or any change, amendment, application or interpretation is officially proposed, which, in the opinion of the Company’s counsel, will result in the Company becoming obligated to pay, on the next Interest Payment Date, additional amounts with respect to any Note of the series, and the Company has determined that the obligation cannot be avoided by the use of reasonable available measures.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of the Notes of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, certain obligations of the Company under the Indenture and this Note are guaranteed pursuant to guarantees endorsed hereon as provided in the Indenture. Each Holder, by holding this Note, agrees to all of the terms and provisions of said guarantees. The Indenture provides that either guarantor shall be released from its guarantee upon the occurrence of certain events.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Notes of this series are issuable only in registered form without coupons in denominations of US$2,000 and integral multiples of US$1,000 thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Note which are not defined in this Note and are defined in the Indenture shall have the meanings assigned to them in the Indenture.